     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 1997


                                                      REGISTRATION NO. 333-31557

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4


                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                           JACOR COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                          4832                  31-0978313
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                        No.)

                   50 EAST RIVERCENTER BOULEVARD, 12TH FLOOR
                           COVINGTON, KENTUCKY 41011
                                 (606) 655-2267

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                              R. CHRISTOPHER WEBER
                           JACOR COMMUNICATIONS, INC.
                   50 EAST RIVERCENTER BOULEVARD, 12TH FLOOR
                           COVINGTON, KENTUCKY 41011
                                 (606) 655-2267

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                          COPIES OF COMMUNICATIONS TO:

      RICHARD G. SCHMALZL, ESQ.                     NEIL GANULIN, ESQ.
         GWEN M. MORRIS, ESQ.                         Frost & Jacobs
       Graydon, Head & Ritchey                       2500 PNC Center
       1900 Fifth Third Center                    201 East Fifth Street
        Cincinnati, Ohio 45202                    Cincinnati, Ohio 45202
(513) 621-6464    (513) 651-3836 (fax)                (513) 651-6800

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective and the effective time of the purchase of certain assets ("Acquisition") of Secret Communications Limited Partnership ("Secret") by Jacor Broadcasting Corporation ("JBC"), a wholly owned subsidiary of Jacor Communications, Inc. ("Jacor") pursuant to the Assets Purchase Agreement dated as of April 24, 1997, by and between JBC and Secret (the "Purchase Agreement") as described in the enclosed Prospectus/Information Statement included as Part I of this Registration Statement.


    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to Registration Statement File No. 333-31557 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on this 21st day of July, 1997.


                                JACOR COMMUNICATIONS, INC.

                                By:           /s/ R. CHRISTOPHER WEBER
                                     -----------------------------------------
                                                R. Christopher Weber
                                            SENIOR VICE PRESIDENT, CHIEF
                                     FINANCIAL OFFICER AND ASSISTANT SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement File No. 333-31557 has been signed on July 21, 1997 by the following persons in the capacities indicated.



        Principal Executive Officer:            Principal Financial and Accounting Officer:
             /s/ RANDY MICHAELS*                         /s/ R. CHRISTOPHER WEBER
--------------------------------------------   --------------------------------------------
               Randy Michaels                              R. Christopher Weber
    CHIEF EXECUTIVE OFFICER AND DIRECTOR          SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                                                  OFFICER
                                                          AND ASSISTANT SECRETARY

           /s/ ROBERT L. LAWRENCE*                         /s/ ROD F. DAMMEYER*
--------------------------------------------   --------------------------------------------
             Robert L. Lawrence                               Rod F. Dammeyer
   PRESIDENT, CHIEF OPERATING OFFICER, AND                       DIRECTOR
                  DIRECTOR

           /s/ SHELI Z. ROSENBERG*                         /s/ F. PHILIP HANDY*
--------------------------------------------   --------------------------------------------
             Sheli Z. Rosenberg                               F. Philip Handy
         VICE CHAIRMAN AND DIRECTOR                              DIRECTOR

           /s/ JOHN W. ALEXANDER*                             /s/ MARC LASRY*
--------------------------------------------   --------------------------------------------
              John W. Alexander                                 Marc Lasry
                  DIRECTOR                                       DIRECTOR

            /s/ PETER C.B. BYNOE*                         /s/ MAGGIE WILDEROTTER*
--------------------------------------------   --------------------------------------------
              Peter C.B. Bynoe                              Maggie Wilderotter
                  DIRECTOR                                       DIRECTOR

              /s/ SAMUEL ZELL*
--------------------------------------------
                 Samuel Zell
     CHAIRMAN OF THE BOARD AND DIRECTOR



*By:      /s/ JON M. BERRY
      -------------------------
            Jon M. Berry,
         AS ATTORNEY-IN-FACT
       PURSUANT TO A POWER OF
      ATTORNEY PREVIOUSLY FILED

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                                            DESCRIPTION OF EXHIBIT
---------  -------------------------------------------------------------------------------------------------------
 2.1       Agreement and Plan of Merger dated February 12, 1996 among Citicasters Inc. ("Citicasters"), Jacor
           Communications, Inc. ("Jacor") and JCAC, Inc. Incorporated by reference to Exhibit 2.1 to Jacor's
           Current Report on Form 8-K dated February 27, 1996.
 2.2       Warrant Agreement dated as of September 18, 1996 between Jacor and KeyCorp Shareholder Services, Inc., as warrant agent. Incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K dated
           October 3, 1996.
 2.3       Supplemental Agreement dated as of September 18, 1996 between Jacor and KeyCorp Shareholder Services,
           Inc., as warrant agent. Incorporated by reference to Exhibit 4.2 of Jacor's Current Report on Form 8-K
           dated October 3, 1996.
 2.4       Registration Rights Agreement dated as of August 5, 1996 among Jacor, JCAC, Inc., Great American
           Insurance Company, American Financial Corporation, American Financial Enterprises, Inc., Carl H.
           Lindner, The Carl H. Lindner Foundation, and S. Craig Lindner. Incorporated by reference to Exhibit
           2.22 to Jacor's Post-Effective Amendment No. 1 on Form S-3 to Form S-4 (File No. 333-6639).
 2.5       Stock Purchase and Stock Warrant Redemption Agreement dated as of February 20, 1996 among Jacor,
           Prudential Venture Partners II, L.P., Northeast Ventures, II, John T. Lynch, Frank A. DeFrancesco,
           Thomas R. Jiminez, William R. Arbenz, CIHC, Incorporated, Bankers Life Holding Corporation and Noble
           Broadcast Group, Inc. ("Noble") (omitting exhibits not deemed material or filed separately in executed form). [Prudential and Northeast are sometimes referred to hereafter as the "Class A Stockholders";
           Lynch, DeFrancesco, Jiminez and Arbenz as the "Class B Stockholders"; and CHIC and Bankers Life as the
           Warrant Sellers.] Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated
           March 6, 1996, as amended.
 2.6       Investment Agreement dated as of February 20, 1996, among Jacor, Noble and the Class B Stockholders
           (omitting exhibits not deemed material). Incorporated by reference to Exhibit 2.2 to Jacor's Current
           Report on Form 8-K dated March 6, 1996, as amended.
 2.7       Asset Exchange Agreement dated as of September 26, 1996 between Citicasters Co. and Pacific and
           Southern Company, Inc. (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated October 11, 1996.
 2.8       Agreement and Plan of Merger dated as of October 8, 1996 ("Regent Merger Agreement") between Jacor and
           Regent Communications, Inc. (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated October 23, 1996.
 2.9       Form of Warrant Agreement between Jacor and KeyCorp Shareholder Services, Inc., as warrant agent
           (included as Exhibit B to Regent Merger Agreement). Incorporated by reference to Exhibit 2.2 to Jacor's
           Current Report on Form 8-K dated October 23, 1996.
 2.10      Registration Rights Agreement dated as of October 8, 1996 among Jacor and the parties listed in
           Schedule I thereto (included as Exhibit I to Regent Merger Agreement). Incorporated by reference to
           Exhibit 2.4 to Jacor's Current Report on Form 8-K dated October 23, 1996.
 2.11      Form of Plan and Agreement of Merger between Jacor and New Jacor, Inc. Incorporated by reference to
           Annex VII to the Proxy Statement/Information Statement/Prospectus to Jacor's Form S-4 Registration
           Statement (File No. 333-6639).
 2.12      Asset Purchase Agreement dated as of March 17, 1997 among Jacor Communications Company ("JCC"), EFM
           Programming, Inc., EFM Media Management, Inc., EFM Publishing, Inc. and PAM Media, Inc. Incorporated by
           reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated March 21, 1997.

 EXHIBIT
 NUMBER                                            DESCRIPTION OF EXHIBIT
---------  -------------------------------------------------------------------------------------------------------
 2.13      Agreement and Plan of Merger dated as of April 7, 1997 among Jacor, JCC, PRN Holding Acquisition Corp.
           and Premiere Radio Networks, Inc. (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated April 8, 1997.
 2.14      Shareholders' Agreement dated as of April 7, 1997 by and among Jacor, JCC, Archon Communications, Inc.
           ("Archon"), the stockholders of Archon and certain shareholders of Premiere (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.2 to Jacor's Current Report on
           Form 8-K dated April 8, 1997.
 2.15      Stock Purchase Agreement dated as of April 7, 1997 among Jacor, JCC, Archon Communications Partners LLC and News America Holdings Incorporated (omitting schedules and exhibits not deemed material).
           Incorporated by reference to Exhibit 2.3 to Jacor's Current Report on Form 8-K dated April 8, 1997.
 2.16      Purchase Agreement dated June 11, 1997, by and among JCC, the Company, the Subsidiary Guarantors named therein, Donaldson, Lufkin & Jenrette Securities Corporation, Chase Securities, Inc. and Merrill Lynch,
           Pierce, Fenner & Smith Incorporated. Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated June 26, 1997 as amended.
 2.17      Registration Rights Agreement dated June 17, 1997 among JCC, Jacor, the Subsidiary Guarantors named therein, Donaldson, Lufkin & Jenrette Securities Corporation, Chase Securities, Inc. and Merrill Lynch,
           Pierce, Fenner & Smith Incorporated. Incorporated by reference to Exhibit 4.2 to Jacor's Current Report on Form 8-K dated June 26, 1997, as amended.
 4.1       Form of Indenture. Incorporated by reference to Exhibit 4.1 to Jacor's Form S-3 Registration Statement
           (File No. 333-19291).
 4.2       Indenture dated as of June 12, 1996 between Jacor and The Bank of New York for Jacor's Liquid Yield
           Option Notes Due 2011. Incorporated by reference to Exhibit 4.23 to Jacor's Form S-4 Registration
           Statement (File No. 333-6639).
 4.3       Indenture dated as of June 12, 1996 among Jacor, JCAC, Inc. and First Trust of Illinois, National
           Association for JCAC, Inc.'s 10 1/8% Senior Subordinated Notes due 2006 and Jacor's Guaranty thereof.
           Incorporated by reference to Exhibit 4.24 to Jacor's Form S-4 Registration Statement (File No.
           333-6639).
 4.4       Effectiveness Agreement dated as of February 14, 1997 among JCC, the Lenders named therein (the
           "Lenders"), The Chase Manhattan Bank, as Administrative Agent, Banque Paribas, as Documentation Agent,
           and Bank of America Illinois, as Syndication Agent (omitting schedules and exhibits not deemed material).
 4.5       Credit Agreement dated as of June 12, 1996 as amended and restated as of February 14, 1997 ("Credit
           Agreement") among JCC, the Lenders, Bank of America Illinois, as Syndication Agent, Banque Paribas, as
           Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent (omitting schedules and exhibits not deemed material) (included as Exhibit A to Effectiveness Agreement).
 4.6       Security Agreement dated as of June 12, 1996 by and between JCAC, Inc. and Chemical Bank as
           Administrative Agent. Incorporated by reference to Exhibit 4.28 to Jacor's Form S-4 Registration
           Statement (File No. 333-6639).
 4.7       Parent Guaranty dated as of June 12, 1996 by Jacor in favor of Chemical Bank, as Administrative Agent, for the Lenders and any Interest Rate Hedge Providers (as defined in the Credit Agreement).
           Incorporated by reference to Exhibit 4.29 to Jacor's Form S-4 Registration Statement (File No.
           333-6639).

 EXHIBIT
 NUMBER                                            DESCRIPTION OF EXHIBIT
---------  -------------------------------------------------------------------------------------------------------
 4.8       Pledge Agreement dated as of June 12, 1996 by and between Jacor and Chemical Bank, as Administrative
           Agent for the Agents (as defined in the Credit Agreement), the Lenders and any Interest Rate Hedge
           Providers. Incorporated by reference to Exhibit 4.30 to Jacor's Form S-4 Registration Statement (File
           No. 333-6639).
 4.9       Indenture dated as of December 17, 1996 among JCC, Jacor, the Subsidiary Guarantors named therein (the
           "Subsidiary Guarantors") and the Bank of New York for JCC's 9 3/4% Senior Subordinated Notes due 2006
           and Jacor's and the Subsidiary Guarantors' Guaranty thereof. Incorporated by reference to Exhibit 4.9 to Jacor's Form S-3 Registration Statement (File No. 333-19291).
 4.10      Form of Deposit Agreement. Incorporated by reference to Exhibit 4.11 to Jacor's Form S-3 Registration
           Statement (File No. 333-19291).
 4.11      Stock Option Agreement dated as of June 23, 1993 between Jacor and Rod F. Dammeyer covering 10,000 shares of Jacor's common stock. (1) Incorporated by reference to Exhibit 4.3 to Jacor's Quarterly
           Report on Form 10-Q dated August 13, 1993.
 4.12      Stock Option Agreement dated as of December 15, 1994 between Jacor and Rod F. Dammeyer covering 5,000 shares of Jacor's common stock. (2) Incorporated by reference to Exhibit 4.23 to Jacor's Quarterly
           Report on Form 10-Q dated August 13, 1993.
 4.13      Indenture dated as of June 17, 1997 among JCC, Jacor, the Subsidiary Guarantors named therein (the
           "Subsidiary Guarantors") and the Bank of New York for JCC's 8 3/4% Senior Subordinated Notes due 2007
           and Jacor's and the Subsidiary Guarantors' Guaranty thereof. Incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K dated June 26, 1997, as amended.
 5.1(-)    Opinion of Graydon, Head & Ritchey.
10.1(+)    Employment Agreement dated February 20, 1996 by and between Noble Broadcast Group, Inc. and John T.
           Lynch, as assumed by Jacor effective July 15, 1996. Incorporated by reference to Exhibit 10.1 to
           Jacor's Quarterly Report on Form 10-Q dated November 14, 1996, as amended.
10.2(+)    Employment Agreement dated February 20, 1996 by and between Noble Broadcast Group, Inc. and Frank A.
           DeFranceso, assumed by Jacor effective July 15, 1996. Incorporated by reference to Exhibit 10.2 to
           Jacor's Quarterly Report on Form 10-Q dated November 14, 1996, as amended.
10.3(+)    Jacor Communications, Inc. 1993 Stock Option Plan. Incorporated by reference to Exhibit 99 to Jacor's
           Quarterly Report on Form 10-Q dated August 13, 1993.
10.4(+)    Jacor Communications, Inc. 1995 Employee Stock Purchase Plan. Incorporated by reference to Exhibit 4.01 to Jacor's Registration Statement on Form S-8, filed on November 9, 1994.
10.5(+)    Jacor Communications, Inc. Executive Stock Unit Plan effective as of November 7, 1996. Incorporated by reference to Exhibit 10.5 to Jacor's Annual Report on Form 10-K for the year ended December 31, 1996.
10.6(+)    Jacor Communications, Inc. 1996 Non-Employee Directors Stock Units. Incorporated by reference to
           Exhibit 10.6 to Jacor's Annual Report on Form 10-K for the year ended December 31, 1996.
11.1       Statement re: computation of per share earnings. Incorporated by reference to Exhibit 11 to Jacor's
           Annual Report on Form 10-K for the year ended December 31, 1996.
12.1       Computation of Ratio of Earnings to Fixed Charges. Incorporated by reference to Exhibit 12.1 to Jacor's
           Form S-3 Registration Statement (File No. 333-19291).
21.1(-)    Subsidiaries of Jacor. Incorporated by reference to Exhibit 21 to Jacor's Annual Report on Form 10-K
           for the year ended December 31, 1996.
23.1(-)    Consent of Coopers & Lybrand L.L.P.
23.2(-)    Consent of Ernst & Young LLP.
23.3       Consent of Arthur Andersen LLP.

 EXHIBIT
 NUMBER                                            DESCRIPTION OF EXHIBIT
---------  -------------------------------------------------------------------------------------------------------
23.4(-)    Consent of Graydon, Head & Ritchey (included in opinion of counsel filed as Exhibit 5.1).
24.1(-)    Powers of Attorney of directors and officers signing this Registration Statement are part of the
           Signature Pages.


------------------------

   (1) Identical documents were entered into with John W. Alexander, F. Philip Handy and Marc Lasry.

   (2) Identical documents were entered into with John W. Alexander, F. Philip Handy, Marc Lasry and Sheli Z. Rosenberg. An additional grant of 5,000 stock options was made to each of these five individuals in February 1996 pursuant to substantially identical documents.

  (+) Management Contracts and Compensatory Arrangements.


  (-) Previously filed.